Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2013
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information
17.	Supplemental Cash Flow Information

a)	The changes in operating assets and liabilities for the years ended December 31, 2013, 2012, and 2011, are as follows:

	Year Ended December 31,
	2013	2012	2011
Accounts receivable	(77,837)	(132,873)	(68,914)
Prepaid expenses and other assets	(2,386)	19,741	(8,225)
Accounts payable	(10,877)	18,408	12,216
Accrued and other liabilities	155,284	(20,485)	(19,424)

	64,184	(115,209)	(84,347)

b)	Cash interest paid, including realized interest rate swap settlements, during the years ended December 31, 2013, 2012, and 2011, totaled $282.4 million, $274.2 million and $279.1 million, respectively. In addition, during the years ended December 31, 2013, 2012, and 2011, cash interest paid relating to interest rate swap amendments and terminations totaled $36.0, $nil and $149.7 million, respectively.

c)	During 2013, Teekay LNG acquired two LNG carriers from Awilco for a purchase price of $205.0 million per vessel. The upfront prepayment of charter hire of $51.0 million (inclusive of a $1.0 million upfront fee) per vessel was used to offset the purchase price and was treated as a non-cash transaction in the consolidated statements of cash flows.

d)	As described in Note 10, the sale of the Tenerife Spirit resulted in the vessel under capital lease being returned to the owner and the capital lease obligation concurrently extinguished. Therefore, the sale of the vessel under capital lease of $29.7 million and the concurrent extinguishment of the corresponding capital lease obligation of $29.7 million was treated as a non-cash transaction in the consolidated statements of cash flows.